Comerica Incorporated Second Quarter 2017Financial Review July 18, 2017 Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on track,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, including the Growth in Efficiency and Revenue initiative (“GEAR Up”), and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of the economic benefits of the GEAR Up initiative, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; whether Comerica may achieve opportunities for revenue enhancements and efficiency improvements under the GEAR Up initiative, or changes in the scope or assumptions underlying the GEAR Up initiative; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers, in particular the energy industry; unfavorable developments concerning credit quality; operational difficulties, failure of technology infrastructure or information security incidents; changes in regulation or oversight; reliance on other companies to provide certain key components of business infrastructure; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; reductions in Comerica's credit rating; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; potential legislative, administrative or judicial changes or interpretations related to the tax treatment of corporations; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2016. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2

Financial Summary

	2Q17	1Q17	2Q16
Diluted income per common share	$1.13	$1.11	$0.58
Adjusted earnings per share[1]	1.15	1.02	0.77
Net interest income	$500	$470	$445
Net interest margin	*3.03%*	*2.86%*	*2.74%*
Provision for credit losses	17	16	49
Net credit-related charge-offs to average loans	*0.15%*	*0.28%*	*0.38%*
Noninterest income	276	271	268
Noninterest expenses	457	457	518
Restructuring expenses	*14*	*11*	*53*
Net income	203	202	104
Average loans	$48,723	$47,900	$49,469
Average deposits	57,128	57,779	56,521
Efficiency ratio[2]	58.63%	61.63%	72.43%
Return on average common shareholders' equity	10.28%	10.42	5.47
Return on average assets	1.14	1.14	0.59
Common equity Tier 1 capital ratio	11.51%[3]	11.55%	10.49%
Average diluted shares (millions)	*179*	*180*	*177*

$ in millions, except per share data • [1]See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures • [2]Noninterest expenses as a percentage of the sum of net interest income (FTE) and noninterest income excluding net securities gains (losses) • [3]Estimated

Comerica Bank

3

Second Quarter 2017 Results

EPS increased 2%; adjusted EPS[1] increased 13%

	2Q17	Change From 1Q17	Change From 2Q16
Average loans	$48,723	$823	($746)
Average deposits	57,128	(651)	607
Net interest income	500	30	55
Provision for credit losses	17	1	(32)
Net credit-related charge-offs	*18*	*(15)*	*(29)*
Noninterest income	276	5	8
Noninterest expenses[2]	457	-0-	(61)
Provision for income tax[3]	99	33	57
Net income	203	1	99
Earnings per share (EPS)[4]	1.13	0.02	0.55
Adjusted EPS[1]	1.15	0.13	0.38
Equity repurchases[5]	139	34	74

Key QoQ Performance Drivers

- Solid loan growth of 2%
- Deposits decline due to seasonality & customers using funds in their businesses
- Net interest income increased 6% with higher interest rates & loan growth
- Credit quality continued to be strong
- Noninterest income grew 2% with higher card fees, commercial lending fees, customer derivative & fiduciary income
- Restructuring charges increased $3MM; ex-restructuring charges noninterest expenses decreased 1%
- Tax provision up with $19MM decrease in the credit for employee stock transactions
- Active capital management; Completed 2016 Capital Plan repurchasing $440MM in shares & increased dividend

$ in millions, except per share data • 2Q17 compared to 1Q17 • [1]See Supplemental Financial Data slides for reconciliation of non-GAAP financial measures • [2]Included restructuring charge of $14MM ($0.05 per share, after tax) in 2Q17, $11MM ($0.04 per share, after tax) in 1Q17 & $53MM ($0.19 per share, after tax) in 2Q16. • [3]Included tax benefits of $5MM ($0.02 per share) and $24MM ($0.13 per share) from employee stock transactions for 2Q17 & 1Q17, respectively. • [4]EPS based on diluted income per share • [5]2Q17 repurchases under the equity repurchase program

Comerica Bank

4

Solid Loan Growth of $823MM

Loan yield increased 17 basis points


Total Loans
($ in billions)
Loan Yields
49.5 49.2 48.9 47.9 48.7 48.3 49.4
3.31 3.33 3.36 3.57 3.74
2Q16 3Q16 4Q16 1Q17 2Q17 1Q17 2Q17
Average Balances
Period-end

Average loans increased 2%

- \+ $330MM Mortgage Banker Finance
- \+ $322MM National Dealer Services
- \+ $193MM General Middle Market
- \- $123MM Energy

Period-end loans increased $1.1B

Loan yield +17bps

- \+ 19 bps from higher rates
- \- 3 bps lease residual value adjustment

Loan pipeline increased

2Q17 compared to 1Q17

Comerica Bank

5

Deposits Decline Modestly

Balances reflect seasonality & customers funding increased working capital needs


Total Deposits
($ in billions)
Deposit Rates[1]
56.5 58.1 59.6 57.8 57.1 58.9 56.8
0.14 0.14 0.14 0.14 0.15
2Q16 3Q16 4Q16 1Q17 2Q17 1Q17 2Q17
Average Balances
Period-end

Average deposits declined 1%

- \- $476MM Middle Market Lending[2]
- \- $410MM Municipalities[2]
- \- $265MM Energy
- \+ $258MM Commercial Real Estate
- \+ $193MM Retail Banking (consumer)
- \+ $128MM Wealth Management

Noninterest-bearing increased $282MM[3]

Loan to Deposit Ratio[4] of 87%

Continue to prudently manage deposit pricing

2Q17 compared to 1Q17 • [1]Interest costs on interest-bearing deposits • [2]Subset of General Middle Market line of business • [3]Average noninterest bearing deposits • [4]At 6/30/17

Comerica Bank

6

Securities Portfolio Stable

Average portfolio yield increased 4 basis points



Securities Portfolio
($ in billions)
Treasury Securities & Other
Mortgage-backed Securities (MBS)
Securities Yields
12.3
12.4
12.3
12.2
12.2
12.3
12.4
9.3
9.4
9.4
9.3
9.3
9.4
9.4
2.03
2.01
2.01
2.02
2.06
2Q16
3Q16
4Q16
1Q17
2Q17
Average Balances
1Q17
2Q17
Period-end

Duration of 3.3 years[1]

- Extends to 3.9 years under a 200 bps instantaneous rate increase[1]

Net unrealized pre-tax loss of $21MM[2]

Net unamortized premium of $25MM[3]

GNMA ~54% of MBS portfolio

6/30/17 • [1]Estimated as of 6/3017. Excludes auction rate securities (ARS). • [2]Net unrealized pre-tax gain/loss on the available-for-sale (AFS) portfolio • [3]Net unamortized premium on the MBS portfolio

Comerica Bank

7

Net Interest Income Increased $30MM, or 6%

NIM increased 17 basis points with benefit from rising rates



Net Interest Income
($ in millions)
NIM
445
450
455
470
500
2.74
2.66
2.65
2.86
3.03
2Q16
3Q16
4Q16
1Q17
2Q17

$470MM	1Q17	2.86%
+32MM	Loan impacts + $22MM higher rates + $ 8MM higher balances + $ 4MM 1 more day + $ 2MM other portfolio dynamics - $ 4MM lease residual value adj.	+0.13
+ 1MM	Fed balance impact + $ 4MM higher rates - $ 3MM lower balances	+0.06
- 3MM	Wholesale funding cost - $ 3MM higher rates	-0.02
$500MM	2Q17	3.03%

2Q17 compared to 1Q17

Comerica Bank

8

Credit Quality Strong
Criticized, nonaccrual & net charge-offs declined

Allowance for Credit Losses
($ in millions)


Allowance for Loan Losses as a % of Total Loans
772
772
771
754
753
1.45
1.48
1.49
1.47
1.43
2Q16
3Q16
4Q16
1Q17
2Q17

Criticized Loans[1]
($ in millions)


NALs
Criticized as a % of Total Loans
3,551
3,261
2,856
2,636
2,492
7.0
6.6
5.8
5.5
5.0
605
631
582
521
493
2Q16
3Q16
4Q16
1Q17
2Q17

Energy Credit Metrics

$ in millions	Loans	Criticized	NAL	NCO[2]
E&P	$1,443	$569	$205	$9
Midstream	346	32	-	(10)
Services	258	168	20	3
Total Energy	$2,047	$769	$225	$2
Q/Q change	92	(102)	(41)	(11)

Portfolio Credit Metrics

$ in millions	Ex-Energy	Total
Total loans	$47,361	$49,408
% of total	*96%*	*100%*
Criticized[1]	1,723	2,492
Ratio	3.6%	5.0%
Q/Q change	(42)	(144)
Nonaccrual	268	493
Ratio	0.6%	1.0%
Q/Q change	13	(28)
Net charge-offs[2]	16	18
Ratio[3]	0.13%	0.15%

6/30/17 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories • [2]Net credit-related charge-offs • [3]Net credit-related charge-offs (annualized) to average loans

Comerica Bank®

9

Noninterest Income Increased $5MM, or 2%
GEAR Up success evident in customer-driven fee growth

Noninterest Income
($ in millions)


268
272
267
271
276
2Q16
3Q16
4Q16
1Q17
2Q17

+ $3MM Card fees
+ $2MM Commercial lending
+ $2MM Fiduciary
+ $2MM Customer derivative income
+ $1MM Brokerage
- $3MM Investment Banking
- $1MM Letters of credit
- $1MM Service charges on deposits

+ $3MM Principal investing & warrants
- $2MM Net securities losses (related to Visa derivative)
- $1MM Bank owned life insurance

2Q17 compared to 1Q17

Comerica Bank®

10

Noninterest Expenses Well Controlled

Expenses stable even with increase in restructuring charges



Noninterest Expenses
($ in millions)
Restructuring
518
53
493
20
461
20
457
11
457
14
2Q16
3Q16
4Q16
1Q17
2Q17

- $14MM Salaries & benefits
  - Annual stock compensation
  - Seasonal payroll taxes
  + Annual merit
  + One additional day

+ $3MM Restructuring
+ $ 3MM Advertising
+ $ 3MM Operational losses (other expense)
+ $ 2MM Software
+ $ 2MM Litigation-related expenses (1Q17 benefit from settlement)

GEAR Up savings continue to be on track[1]

2Q17 compared to 1Q17 • [1]Estimated as of 7/18/17

Comerica Bank

11

Active Capital Management

Received 'no objection' for 2017 Capital Plan

2017 CCAR Capital Plan (3Q17-2Q18)
- Equity repurchases up to $605 million
- Consider dividend increase at next Board Meeting

2016 CCAR Plan Completed (3Q16-2Q17)
- Equity repurchases of $440 million[1]
  - 2Q17 $139MM repurchased (2MM shares)
- 7/1 dividend increased 13% to $0.26 per share

Additional Share Activity in 2Q17
- 424K shares issued from employee stock activity
  - $5MM tax benefit from employee stock transactions
- 1.4MM decrease in average diluted shares to 179MM



Increasing Shareholder Payout
($ in millions)
Equity Repurchases
Dividends
79
37
42
103
38
65
137
40
97
139
40
99
147
42
105
185
46
139
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17



Dividends Per Share Growth
0.55
0.68
0.79
0.83
0.89
1.04
2012
2013
2014
2015
2016
2Q17 Annualized

6/30/17 • [1]Shares repurchased under equity repurchase program

Comerica Bank

12

Increased Interest Rates & GEAR Up Initiatives

Significant drivers of financial performance

Benefit from Rate Increases

FY17 Estimated Additional Net Interest Income[1]

June '17	Fed Funds +25 bps Deposit Beta ~25%	~$30MM to ~$40MM
Mar '17	Fed Funds +25 bps Deposit Beta -0-	~$65MM
Dec '16	Fed Funds +25 bps Deposit Beta -0-	~$85MM
TOTAL FY17	**~10% increase over 2016 net interest income**	**~$180MM to ~$185MM**

Outcome may also vary due to a number of other variables including balance sheet movements, such as loan & deposit levels, as well as incremental funding needs

GEAR Up on Track to Achieving ~$270MM Additional Annual Pre-Tax Income[2]

~$200MM in Expense Savings[2]

- Reduced workforce
- Enhance technology
- Streamline credit
- Rationalize Real Estate

~$70MM in Revenue Enhancements[2]

- Deepen customer relationships
- Accelerate growth in Middle Market

Efficiency Ratio

(In percentage points)



72.43
68.15
63.58
61.63
58.63
2Q16
3Q16
4Q16
1Q17
2Q17

6/30/17 • Outlook as of 7/18/17 • [1]Assumes 25 bps increase in Fed Funds, Prime & LIBOR. For methodology see the Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis. • [2]FY18 financial targets are relative to when we began the initiative in June 2016

Comerica Bank

13

Management Outlook FY17 compared to FY16

Assuming continuation of current economic & low rate environment

GEAR Up initiative incorporated into this Outlook		
Average loans	*Higher*	• ~1% increase, including reduction in Mortgage Banker & Energy loans • ~3% increase in remainder of portfolio
Net interest income	*Higher*	• ~$150MM contribution from December & March rate rises (assuming no deposit beta)[1] • ~$30MM+ contribution from June rate rise (assuming 25% deposit beta)[1] • Benefit from loan growth & wholesale debt maturities
Provision	*Lower*	• Provision of 20-25 bps & net charge-offs to remain low (full-year 2017) • Continued solid performance of the overall portfolio

Noninterest income	*Higher*	• Increase 4-6%
		  • Execution of GEAR Up opportunities
		  • Modest growth in treasury management, card, fiduciary & brokerage services

Noninterest expenses	*Lower*	• Restructuring expenses of about $40MM-$50MM (2016 $93MM)
		• ~1% decline in remaining noninterest expenses (excluding restructuring charges)
		  • GEAR Up savings: additional $125MM relative to 2016 savings (2016 >$25MM)
		  • No repeat of gain on leveraged lease terminations (2016 $13MM)
		• 2H17 impacted by items tied to revenue growth (marketing expense, incentive compensation & outside processing expense) & as expected, higher technology expense. Also, 3 additional days, and seasonal & inflationary pressure on higher occupancy & benefits expenses
		• ~4% decrease including restructuring charges

Income Taxes	*Higher*	• ~31% of pre-tax income (33% for 2H17 assuming no further tax benefit from employee stock transactions)

Outlook as of 7/18/17 • [1]For methodology see the Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis.

Comerica Bank

14

Appendix

commitment

Comerica Bank

Loans by Business and Market

By Line of Business	2Q17	1Q17	2Q16
Middle Market			
General	$12.1	$11.9	$12.1
Energy	2.0	2.1	2.9
National Dealer Services	7.1	6.8	6.5
Entertainment	0.7	0.7	0.7
Tech. & Life Sciences	3.2	3.2	3.3
Environmental Services	0.9	0.9	0.9
Total Middle Market	$25.9	$25.4	$26.4
Corporate Banking			
US Banking	3.1	3.0	3.0
International	1.5	1.5	1.8
Mortgage Banker Finance	1.8	1.5	2.1
Commercial Real Estate	5.3	5.3	5.3
BUSINESS BANK	**$37.6**	**$36.8**	**$38.6**
Small Business	3.8	3.8	3.9
Retail Banking	2.1	2.1	2.0
RETAIL BANK	**$5.9**	**$5.9**	**$5.9**
Private Banking	5.3	5.3	5.0
WEALTH MANAGEMENT	**$5.3**	**$5.3**	**5.0**
TOTAL	**$48.7**	**$47.9**	**$49.5**

By Market	2Q17	1Q17	2Q16
Michigan	$12.7	$12.6	$12.5
California	18.2	17.7	17.9
Texas	10.0	10.1	10.8
Other Markets[1]	7.8	7.5	8.3
TOTAL	**$48.7**	**$47.9**	**$49.5**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

Comerica Bank

16

Deposits by Business and Market

By Line of Business	2Q17	1Q17	2Q16
Middle Market			
General	$14.0	$15.0	$14.0
Energy	0.7	1.0	0.6
National Dealer Services	0.3	0.3	0.3
Entertainment	0.2	0.1	0.1
Tech. & Life Sciences	5.7	5.7	6.2
Environmental Services	0.1	0.1	0.1
Total Middle Market	$21.0	$22.3	$21.4
Corporate Banking			
US Banking	2.2	2.4	2.6
International	2.4	2.2	2.0
Mortgage Banker Finance	0.7	0.7	0.7
Commercial Real Estate	2.4	2.1	1.8
BUSINESS BANK	**$28.7**	**$29.6**	**$28.4**
Small Business	3.2	3.2	3.2
Retail Banking	20.8	20.6	20.4
RETAIL BANK	**$23.9**	**$23.8**	**$23.5**
Private Banking	4.1	4.0	4.2
WEALTH MANAGEMENT	**$4.1**	**$4.0**	**$4.2**
Finance/ Other[2]	0.3	0.4	0.3
TOTAL	**$57.1**	**$57.8**	**$56.5**

By Market	2Q17	1Q17	2Q16
Michigan	$21.7	$22.2	$21.5
California	17.3	17.2	17.0
Texas	9.6	10.1	10.1
Other Markets[1]	8.1	7.9	7.7
Finance/ Other[2]	0.3	0.4	0.3
TOTAL	**$57.1**	**$57.8**	**$56.5**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

Average $ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets • [2]Finance/ Other includes items not directly associated with the geographic markets or the three major business segments

Comerica Bank

17

Interest Rate Sensitivity

Remain well positioned for rising rates

Standard Model Assumptions

Interest Rates	200 bps gradual, non-parallel rise
Loan Balances	Modest increase
Deposit Balances	Moderate decrease
Deposit Pricing (Beta)	Historical price movements with short-term rates
Securities Portfolio	Held flat with prepayment reinvestment
Loan Spreads	Held at current levels
MBS Prepayments	Third-party projections and historical experience
Hedging (Swaps)	No additions modeled

Estimated Net Interest Income: Annual (12 month) Sensitivities

Based on Various Assumptions

Additional Scenarios are Relative to 2Q17 Standard Model

($ in millions)



~85
~145
~190
~190
~205
~245
~325
Up 100 bps
Addl. $3B Deposit Decline
Addl. 20% Increase in Beta
Addl. $1B Deposit Decline
Standard Model
Addl. ~3% Loan Growth
Up 300 bps

6/30/17 • For methodology see the Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis.

Comerica Bank

18

Retail & Automotive Production Loans

Retail Loans[1]

~$480MM Retail CRE loans
- ~60% neighborhood retail centers
- Primarily located in TX & CA
- ~$10MM average commitment per project
- Weighted average occupancy ~95%

~$700MM Retail Commercial loans
- Well diversified, granular portfolio
- Avg. outstanding per borrower ~$1MM

~$300MM Retail Investor Owned Real Estate
- Primarily Wealth Management (Private Banking) customers

Automotive Production Loans
(Period-end at 6/30/17)


International 26%
Total $1.3B
Michigan Middle Market 67%
US Banking 5%
Other 2%

- ~150 borrowers
- Primarily Tier 1 & Tier 2 suppliers
- ~4% criticized with no nonaccrual loans

6/30/17 • [1]Includes loans to retailers (excluding auto dealers) or real estate developments where retailers are the primary tenants

Comerica Bank

19

Commercial Real Estate Line of Business
Long history of working with well established, proven developers

CRE by Property Type[1]
($ in millions; Period-end)


Office 8%
Single Family 7%
Multi use 3%
Land Carry 4%
Commercial 12%
Retail 11%
Total $4,387
Other 7%
Multifamily 48%

CRE by Market[1]
($ in millions; Period-end, based on location of property)


Austin 7%
Other 4%
Other 23%
Houston 9%
Dallas 12%
Total $4,387
Texas 32%
California 45%

CRE Period-end[2]
($ in billions)


5.5
5.4
5.3
5.3
5.2
2Q16
3Q16
4Q16
1Q17
2Q17

Criticized Loans[3]
($ in millions)


Criticized as a % of Total Loans
84
46
49
73
96
1.5
0.9
0.9
1.4
1.9
2Q16
3Q16
4Q16
1Q17
2Q17

Net Charge-offs (Recoveries)
($ in millions)


(1)
1
(2)
-
(2)
2Q16
3Q16
4Q16
1Q17
2Q17

6/30/17 • [1]Excludes CRE line of business loans not secured by real estate • [2]Includes CRE line of business loans not secured by real estate • [3]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Comerica Bank

20

4,945 4,605 4,385 4,151 4,175 54% 52% 50% 45% 47% 2Q16 3Q16 4Q16 1Q17 2Q17 Total Commitments Utilization Rate Energy Line of BusinessCriticized Loans1($ in millions) Energy Line of Business Loans ($ in millions; Period-end) 346 378 328 266 225 1,552 1,473 1,155 871 769 2Q16 3Q16 4Q16 1Q17 2Q17 NALs Energy Line of BusinessCredit quality continues to improve; balances beginning to stabilize 6/30/17 ● 1Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories ● 2Bank's entire allowance is available to cover any & all losses. Allocation of allowance for Energy loans reflects our robust allowance methodology which contains quantitative and qualitative components. Mixed18%  Maintain granular portfolio: ~180 customers  Loans decreased 25% since 6/30/16  Loans up slightly at period-end due to reduced asset sales & capital markets activity  Spring redeterminations ~97% complete• Borrowing bases ~10% higher on average with increases in oil & gas reserves due to drilling activity & acquisitions  97% of nonaccrual loans current on interest Reserve2~6% 21 467 352 374 327 346 363 332 289 268 258 1,911 1,773 1,587 1,360 1,443 2,741 2,457 2,250 1,955 2,047 2Q16 3Q16 4Q16 1Q17 2Q17 Midstream Services Exploration & Production 1,48 3 1,50 7 1,99 6 2,09 4 1,73 7 1,81 5 1,60 5 1,10 9 886 1,3 19 1,59 5 1,39 7 1,39 9 2,0 89 2,13 6 1,74 2 1,67 4 2,14 5 2,54 4 2,35 2 1,45 0 1,78 0 200300 400500 600700 800900 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 Actual MBA Mortgage Origination Volumes 6/30/17 ● 1Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 6/12/17; 2Q17 also estimated ● 2$ in billions Average Loans($ in millions) Mortgage Banker Finance50+ years experience with reputation for consistent, reliable approach MBA Mortgage Originations Forecast1($ in billions) 1,2 Provide warehouse financing: bridge from residential mortgage origination to sale to end market  Extensive backroom provides collateral monitoring and customer service  Focus on full banking relationships  Granular portfolio with 100+ relationships  Underlying mortgages are typically related to home purchases as opposed to refinancesAs of 2Q17: • Comerica: 85% purchase • Industry: 68% purchase1  Strong credit quality• No charge-offs since 2010 22 463 440 348 345 445 443 355 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 Purchase Refinance

National Dealer Services

65+ years of floor plan lending



Franchise Distribution
(Based on period-end loan outstandings)
Honda/Acura 15%
Ford 10%
GM 9%
Fiat/ Chrysler 9%
Mercedes 3%
Nissan/ Infiniti 6%
Other European 10%
Other Asian 11%
Other[1] 11%
Toyota/ Lexus 16%
Total $7.2B

Geographic Dispersion

California	61%	Texas	7%
Michigan	21%	Other	11%

- Top tier strategy
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality
- Robust monitoring of company inventory and performance



Average Loans
($ in billions)
Floor Plan
1Q12 1.9 3.8
2Q12 2.3 4.3
3Q12 2.3 4.3
4Q12 2.5 4.6
1Q13 2.8 4.9
2Q13 3.1 5.1
3Q13 2.9 4.9
4Q13 3.2 5.3
1Q14 3.2 5.3
2Q14 3.5 5.7
3Q14 3.2 5.5
4Q14 3.4 5.7
1Q15 3.5 5.9
2Q15 3.6 6.0
3Q15 3.5 6.0
4Q15 3.7 6.2
1Q16 3.8 6.2
2Q16 4.0 6.5
3Q16 3.8 6.3
4Q16 4.0 6.6
1Q17 4.1 6.8
2Q17 4.3 7.1

6/30/17 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Comerica Bank

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Technology and Life Sciences

20+ years experience provides competitive advantage

- Strong relationships with top-tier investors
- Granular portfolio: ~800 customers (including ~200 customers in Equity Fund Services)
- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances and maintain robust backroom operation
- 15 offices throughout US & Canada
- Recent growth driven by Equity Fund Services
  - Commercial banking services for venture capital & private equity firms
  - Bridge financing for capital calls
  - Strong credit profile



Technology & Life Sciences Avg. Loans
($ in billions)
Equity Fund Services
2014 2.5 0.6
2015 3.1 1.1
2016 3.2 1.4
1Q17 3.2 1.6
2Q17 3.2 1.7



Customer Segment Overview
(based on period-end loans)
Equity Fund Services ~52%
Leveraged Finance ~6%
Early Stage ~12%
Growth ~20%
Late Stage ~10%
Total $3.0B

6/30/17

Comerica Bank

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Holding Company Debt Rating

	Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Peer Banks	BB&T	A2	A-	A+
	Cullen Frost	A3	A-	--
	M&T Bank	A3	A-	A
	Comerica	**A3**	**BBB+**	**A**
	BOK Financial Corporation	A3	BBB+	A
	Huntington	Baa1	BBB	A-
	Fifth Third	Baa1	BBB+	A
	KeyCorp	Baa1	BBB+	A-
	SunTrust	Baa1	BBB+	A-
	Regions Financial	Baa2	BBB	BBB
	First Horizon National Corp	Baa3	BBB-	BBB-
	Zions Bancorporation	Baa3	BBB-	BBB-
Large Banks	U.S. Bancorp	A1	A+	AA
	Wells Fargo & Company	A2	A	AA-
	PNC Financial Services Group	A3	A-	A+
	JP Morgan	A3	A-	A+
	Bank of America	Baa1	BBB+	A

As of 7/13/17 • Source: SNL Financial • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank

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Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP

	Three Months Ended		
($ in millions, except per share data)	6/30/17	3/31/17	6/30/16
Adjusted Earnings per Common Share:			
Net income available to common shareholders	$202	$200	$103
Add: Restructuring charges, net of tax	9	7	34
Deduct: Tax benefits from employee stock transactions	5	24	—
Adjusted net income available to common shareholders	*$206*	*$183*	*$137*
Diluted average common shares	179	180	177
Diluted earnings per common share:			
Reported	$1.13	$1.11	$0.58
Adjusted	*1.15*	*1.02*	*0.77*

Comerica believes these are meaningful measures, because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate the adequacy of common equity and our performance trends. Comerica believes adjusted earnings per share provides a greater understanding of ongoing operations and enhances comparability of results with prior periods.

Comerica Bank

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